EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made and entered into as of May 14, 2014, by and between Sunrise Lighting Holdings Limited (“SLH”), Shaojun Sun (“SSun”) and Xuguang Sun (“XSun,” collectively with SLH and SSun, the “Sellers,” individually, a “Seller”) and John Bentivoglio (the “Buyer”).

WITNESSETH:

Sellers own, in the aggregate, 10,000,000 shares (the “Preferred Shares”) of the Preferred Stock (the “Preferred Stock”) and 1,412,619 shares (the “Common Shares,” collectively with the Preferred Shares, the “Purchased Shares”) of the Common Stock (the “Common Stock”) of Sunrise Holdings Limited f/k/a Sunrise Mining Corp. (the “Company”), a Nevada corporation (the “Company”);

WHEREAS, Sellers desire to sell, transfer and convey the Purchased Shares to Buyer and Buyer desires to buy the Purchased Shares on the terms and subject to the conditions set forth herein (the “Transaction”); and

NOW, THEREFORE, in consideration of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Purchase Price; Closing; Down Payment and Due Diligence Period.

a. In consideration for $180,000 (the “Purchase Price”), Sellers hereby agree to sell, transfer, assign and convey to Buyer, and Buyer hereby agrees to acquire from Sellers, the Purchased Shares.

The closing of the sale of the Purchased Shares shall occur no later than May 28, 2014 (the “Termination Date”). To effectuate the Closing, at such time as the Company’s transfer agent advises the Buyer that it has received documentation sufficient to effectuate the transfer of the Purchased Shares, the Purchase Price shall be deposited in escrow with Sellers’s attorney Jeff Stein (the “Escrow Agent”), per the wiring instructions below:

Bank:
Name:

Account #:
ABA#:

b. Upon payment of the Purchase Price by Buyer to the Escrow Account specified above on or before May 28, 2014, the Transaction shall be deemed closed (the “Closing”). The date on which the Closing occurs is herein referred to as the “Closing Date”. Concurrent with the Closing Sellers will have delivered to the Buyer or its representative corporate documents of the Company including: Corporate Minute Book, bank and brokerage statements, invoices from previous periods, NOBO list from previous periods, Federal Income Tax Statements, correspondence as to the Form 211, original documents with the Secretary of States for Nevada, stockholder records from previous periods, and miscellaneous historical documents. Sellers will also contact the transfer agent and instruct them to generate a new name and password for the Buyer to access the stockholder records. Upon confirmation of the transfer of the listed records and the transfer agent’s readiness to deliver a certificate for the Shares to Buyer, the purchase price shall be released by the Escrow Agent as instructed by Sellers.

c. As and for a non-refundable down payment (“Down Payment”), Buyer has deposited $25,000 with Eaton & Van Winkle LLP. This deposit is non-refundable and shall be delivered to Sellers unless Buyer is ready, willing and able to close on or before May 28, 2014, and has caused the Down Payment and the remaining $155,000 of the Purchase Price to Eaton & Van Winkle for delivery to counsel for the Sellers on or before the Termination Date. The Down Payment shall be returned to Buyer only if Buyer is ready, willing and able to close and one or more of the Sellers defaults in its obligation hereunder.

2. Representations and Warranties of Sellers regarding the Purchased Shares and this Agreement.

Sellers jointly and severally represent and warrant to Buyer that the following statements are true and accurate as of the date hereof and will be true and accurate as of the Closing Date:

a. Sellers have good and valid title to the Purchased Shares free and clear of all mortgages, pledges, liens, security interests, conditional sale agreements, charges, encumbrances and restrictions.

b. The execution, delivery and performance by Sellers of this Agreement is within Sellers’s legal right, power and capacity, and does not and will not contravene, or constitute a default under, any provision of any agreement, judgment, injunction, order decree or other instrument to which Sellers is a party or by which any of his properties are bound.

c. The Purchased Shares are duly authorized, validly issued, fully paid and non-assessable and were not issued in violation of any applicable foreign, federal or state securities laws or the Company’s certificate of incorporation or bylaws. The Company has not entered into any other agreements or commitments to issue any Preferred Stock or Common Stock or ratified any future split, combination or reclassification of the Preferred Stock or Common Stock. Sellers have not entered into any other agreement to sell or otherwise transfer the Purchased Shares.

d. SHL is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction under which it was organized and has the corporate power and is duly qualified and in good standing under all applicable laws, regulations, ordinances, and orders of public authorities to own the portion of the Purchased Shares owned by it and to transfer the same to the Buyer. SHL has taken all corporate actions necessary to execute and deliver this Agreement and perform its obligations hereunder.

SSun and XSun have taken all actions necessary to authorize the execution and delivery of this Agreement hereby and approved the transactions contemplated hereby.

e. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which any of the Sellers is a party or by which any of their properties or operations are subject.

f. Neither Sellers nor the Company, nor any of its officers, directors or employees, has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement. Sellers agrees to indemnify, defend and hold Buyer harmless from any liability, loss, cost, claim and/or demand that any broker or finder may have in connection with this transaction as a result of actions taken by Sellers or the Company.

3. Representations and Warranties of Sellers regarding the Company

Sellers represent and warrant to Buyer that the following statements regarding the Company are true and accurate as of the date hereof and will be true and accurate as of the Closing Date:

a. The Company is a corporation duly organized, validly existing, and in good standing under the laws of Nevada and has the corporate power and is duly qualified and in good standing under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in each jurisdiction in which the business it is conducting makes such qualification necessary in all material respects as it is now being conducted. The Company is a shell company as defined in Rule 12b-2 of the Exchange Act.

b. The Company’s authorized capitalization consists of 200,000,000 shares, of which 10,000,000 shares are Preferred Stock, all of which are currently issued and outstanding, and 190,000,000 shares of Common Stock, of which 6,882,273 shares are issued and outstanding. All issued and outstanding shares of Preferred Stock and Common Stock are legally issued, fully paid, and non-assessable and not issued in violation of any preemptive or other rights of any person or entity. There are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive or similar rights, (ii) bonds, debentures, notes or other indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights, or (iii) subscriptions or other rights, agreements, arrangements, or commitments of any character, relating to the issued or unissued Common Stock of, or other equity interests in, the Company or obligating the Company to issue, transfer, deliver or sell any options or Common Stock of, or other equity interest in, the Company or securities convertible into or exchangeable for such shares or equity interests, or obligating the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such equity interest. Except for the terms and conditions of the Preferred Stock as set forth in its certificate of designation, there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Preferred Stock, Common Stock, capital stock of, or other equity interests in, the Company or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any other entity.

c. There are not, as of the date hereof, and there will not be at the Closing Date any registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which the Company is a party or by which it is bound with respect to any equity security of any class of the Company, and there are no agreements to which the Company is a party, or which the Company has knowledge of, which conflicts with this Agreement or the transactions contemplated hereby or otherwise prohibits the consummation of the transactions contemplated hereunder.

d. Except as set forth on the Company’s SEC Reports (hereinafter defined), the Company does not have any predecessor corporation(s) or subsidiaries, and does not own, beneficially or of record, any shares of any other entity.

e. The Company has filed all forms, reports, schedules, statements and other documents required to be filed or furnished to the SEC under the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), together with any amendments, restatements or supplements thereto. The reports, registration statements and definitive proxy statements filed by the Company with the SEC (the “SEC Reports”): (i) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (ii) did not at the time they were filed with the SEC (except to the extent that information contained in any SEC Report has been revised or superseded by a later filed SEC Report) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All certifications and statements of the Company required by (i) Rules 13a-14 or 15d-14 under the Exchange Act, or (ii) 18 U.S.C. §1350 (Section 906) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) with respect to any SEC Report are each true and correct.

f. Each set of financial statements (including, in each case, any related notes thereto) contained in the SEC Reports comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. generally accepted accounting principles, applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q promulgated under the Exchange Act) and each in all material respects accurately reflects the Company’s books and records as of the times and for the periods referenced to therein and fairly presents in all material respects the financial position of the Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a material adverse effect.

g. There are no liabilities of the Company or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than liabilities adequately reflected or reserved in the Company’s financial statements contained in the SEC Reports.

h. The Company has not filed all state, federal or local income and/or franchise tax returns required to be filed by to the date hereof, but will file its federal tax returns for years 2011, 2012, and 2013 prior to the Closing. Each of such income tax returns reflects the taxes due for the period covered thereby, except for amounts, which, in the aggregate, are immaterial. The Company has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties), except for taxes accrued but not yet due and payable.

i. All of the books and records of the Company are believed to be complete and accurate in all material respects and have been maintained in the ordinary course and in accordance with applicable laws and standard industry practices with regard to the maintenance of such books and records. The records, systems, controls, data and information of the Company and its subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or its accountants (including all means of access thereto and therefrom).

j. None of the Company or any of its subsidiaries has: (i) commenced a voluntary case, or had entered against it a petition, for relief under the federal bankruptcy code or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors; (ii) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator or similar official in any federal, state or foreign judicial or non judicial proceedings, to hold, administer or liquidate all or substantially all of its property; or (iii) made an assignment for the benefit of creditors.

k. None of the Company or any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

l. The Company is not, and is not an affiliate of, and immediately following the Closing will not have become, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

m. All disclosure provided to Buyer regarding the Company, its business and the transactions contemplated hereby, furnished by Sellers are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

n. Since the date of the most recent balance sheet included in the SEC Reports:

(a) the Company has been operated in the ordinary course of business as was operated in the past with no extraordinary actions or transactions.

(b) there has not been: (i) any material adverse change in the business, operations, properties, assets or condition of the Company or (ii) any damage, destruction or loss to the Company (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of the Company;

c) the Company has not: (i) amended its certificate of incorporation or bylaws except as required by this Agreement; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are outside of the ordinary course of business or material considering the business of the Company; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any transactions or agreements of any kind or nature outside the ordinary course of business; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) borrowed any money from Sellers or (viii) made any material change to a material contract by which the Company or any of its assets is bound; and Since March 31, 2014, the Company has not: (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent); (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer any of its assets, properties or rights or canceled, or agreed to cancel, any debts or claims; or (v) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

(d) The Company did not become subject to any law or regulation, which materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of the Company as described in its financial statements.

o. There are no actions, suits, orders, proceedings or investigations pending or, to the knowledge of the Company threatened by or against the Company or affecting the party or its properties, at law or in equity, before any court or other governmental authority or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Company has no knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental authority or instrumentality or any circumstance, which after reasonable investigation would result in the discovery of such default.

p. As of the date hereof, the Company is not a party to and has no obligation to perform (absolute or contingent) under any oral or written: (i) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, (ii) agreement, contract, commitment or indenture relating to the borrowing of money, (iii) guaranty of any obligation; (iv) collective bargaining agreement; or (v) agreement with any present or former officer or director of the Company.

q. The Company is in compliance with all laws applicable to it and the conduct of its business as currently conducted. The Company is not in conflict with, or in default or violation of, nor has it received any notice of any conflict with, or default or violation of, (A) any applicable law by which the Company or any of its property or assets is bound or affected, or (B) any agreement to which the Company was a party or by which the Company or any property, asset or right of the Company was bound or affected, except, in each case, for any such conflicts, defaults or violations that would not reasonably be expected to have a material adverse effect.

r. The Common Stock is listed for quotation on the Over-The-Counter Bulletin Board under the symbol of SUIP. The Common Stock is eligible for the book-entry delivery and depository services provided by The Depository Trust Company.

s. Except as disclosed in the SEC Reports, the Company has no employees, officers, directors, agents or consultants. The Company maintains no employee benefit plans or programs of any kind or nature.

t. As of the Closing the Company will have no liabilities and nominal assets.

4. Representations and Warranties of Buyer.

a. The Shares are being acquired for Buyer’s own account, not as nominee or agent, for investment purposes only and not with a view to the resale or distribution of any part thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any other law, rule or regulation, foreign or domestic. Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act or any other law, rule or regulation, foreign or domestic.

b. Buyer did not learn of the investment in the Shares as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.

c. Buyer is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto.

d. The execution, delivery and performance by Buyer of this Agreement is within the Buyer’s legal right, power and capacity, requires no action by or in respect of or filing with, any governmental body, agency or official and does not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order decree or other instrument to which the Buyer is a party or by which any of his properties are bound.

e. Buyer has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement. Buyer agrees to indemnify, defend and hold Sellers harmless from any liability, loss, cost, claim and/or demand that any broker or finder may have in connection with this transaction as a result of actions taken by Buyer.

5. Covenants of Sellers.

A.	Pre-closing

Sellers hereby covenants and agrees with the Buyer that they shall do, or cause to be done, the following, between the date of this Agreement and the Closing Date:

Section 5.1. Access and Information.

Sellers will cause the Company to afford to the Buyer reasonable access from time to time during normal business hours, after the provision of reasonable prior written notice thereof, throughout the period from the date hereof until the Closing Date to the properties, books, contracts, commitments, personnel, independent accountants and records of the Company. During such period, Sellers will cause the Company to furnish or make available to the Buyer and the Buyer's accountants, counsel and other representatives copies of such documents and all such other information concerning the Company as the Buyer reasonably may request. In particular, Sellers will facilitate calls between the Buyer’s counsel and the Company’s accountants and transfer agent.

Section 5.2. No Solicitation or Negotiation.

(a) Prior to the Closing or the termination of this Agreement, Sellers will not, and will not permit the Company, or any of its officers, directors, affiliates, employees, representatives or agents to, directly or indirectly:

(i) solicit, initiate, consider, encourage or accept any other proposals or offers from any person other than the Buyer involving or relating to (A) any acquisition or purchase of any of the capital stock of the Company or a material portion of the assets of the Company or (B) any other extraordinary business transaction that would reasonably be expected to be inconsistent with, conflict with or otherwise have a material adverse effect on the consummation of the transactions contemplated hereby, or

(ii) participate in any discussions, conversations, negotiations and other communications with any person other than the Buyer regarding, or furnish to any other person any non-public information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other person to seek to do any of the foregoing.

(b) Sellers will, and will cause the Company, and its officers, directors, affiliates, employees, representatives or agents to, immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any Person conducted with respect to any of the foregoing prior to the date hereof.

(c) Sellers will cause the Company to file its federal tax returns for the years ended 2011, 2012 and 2013.

B.	Post-Closing

Section 5.3 Further Assurances.

Sellers and Buyer covenant and agree to deliver and acknowledge (or cause to be executed, delivered and acknowledged), from time to time, at the request of any other party and without further consideration, all such further instruments and take all such further actions as may be reasonably necessary or appropriate to carry out the provisions and intent of this Agreement.

6. Conditions to Buyer’s Obligations.

a. The representations and warranties made by Sellers in this Agreement were true when made and shall be true as of the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date.

b. All authorizations, approvals and permits required to be obtained from or made with any governmental entity in order to consummate the transactions contemplated by this Agreement and all consents from third persons that are required in connection with the transactions contemplated by this Agreement shall have been obtained or made.

c. The Company shall have no liabilities other than accrued fees due its state of organization and agent for service of process and the Company shall have received releases of any claims from Sellers, its current accountants and attorneys, and an acknowledgement from its transfer agent that no amounts are due.

7. Miscellaneous.

a. This Agreement embodies the entire agreement and understanding between Sellers and Buyer with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

b. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

c. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

d. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

e. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of State of Nevada, without giving effect to the conflict of law principles thereof.

f. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

g. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

h. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute a single agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

i. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

j. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally, or, if mailed, five business days after the date of mailing to the following address, or to such other address or addresses as such person may subsequently designate by notice given hereunder:

(a)  if to Sellers, to:

c/o Sunrise Holdings Limited
1108 W. Valley Blvd, Suite 6399
Alhambra, CA 91803

(b) if to Buyer, to:

John Bentivoglio
180 Keefer Road,
Thorold, Ontario L2V 4N9.

k. All of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing Date, for a period of one year from the Closing Date, except for those related to taxes, which shall survive as long as the applicable statute of limitations.

l. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby, unless the foregoing inconsistent action or the failure to take an action constitutes a material breach of this Agreement or makes the Agreement impossible to perform in which case this Agreement shall terminate. Except as otherwise contemplated by this Agreement, to the extent that a party hereto took an action inconsistent herewith or failed to take action consistent herewith or required hereby pursuant to an order or judgment of a court or other competent authority, such party shall not incur any liability or obligation unless such party breached its obligations under this Agreement or did not in good faith seek to resist or object to the imposition or entering of such order or judgment.

8. Termination

8.1 Termination.

This Agreement may be terminated:

(a)   by the mutual consent of Buyer and Sellers;

(b)  by Buyer if any condition in Article 6 becomes impossible to perform or satisfy or has not been satisfied in full (in either case, other than as a result of a breach or default by Buyer in the performance of its obligations hereunder) or waived by Buyer in writing at or prior to the Closing Date;

(c) by either Party (other than a Party that is in material default of its obligations under this Agreement) if the Closing shall not have occurred on or before May 28, 2014.

(d) If this Agreement is terminated by Sellers due to a default by Buyer in its obligations hereunder, Sellers shall be entitled to receipt of the entire $25,000 on deposit. If this Agreement is terminated by Buyer due to a default by any of the Sellers in his obligations hereunder, Buyer shall be paid $25,000 from Sellers and upon receipt of such amount shall have no other claim against Sellers. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal or state court sitting in New York in the event any dispute between the parties hereto arises out of this Agreement solely in connection with such a suit between the parties, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement in any court other than a Federal or state court sitting in New York.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement the date and year first above written.

Buyer:	Sellers:

John Bentivoglio	Shaojun Sun

Xuguang Sun

Sunrise Lighting Holdings Limited

By:
Shaojun Sun
CFO